Q3 FY 2026 Supplemental Slides 0

1 This presentation contains forward-looking statements within the meaning of the federal securities laws with respect to the expected benefits of the recent acquisitions of Concrete Pipe & Precast (“CP&P”) and Foley Products Company (“Foley”), general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and growth provided by acquisitions and strategic investments, the performance of the precast business, demand for our products, shipment volumes, metal margins, backlog volumes, the ability to operate our steel mills at full capacity particularly during periods of domestic mill start-ups, future availability and cost of supplies of raw materials and energy for our operations, growth rates in certain reportable segments, product margins within our Construction Solutions Group segment, share repurchases, legal proceedings, construction activity, international trade, the impact of geopolitical conditions, the effects of CBAM and other EU trade measures on European demand and pricing, capital expenditures, tax credits, the timing, amount and recurrence of CO2 or emissions-related credits, our liquidity and our ability to satisfy future liquidity requirements, our ability to achieve our stated deleveraging target within the anticipated timeframe, estimated contractual obligations, the expected capabilities and benefits of new facilities, anticipated benefits and the timeline for execution of our growth plan and initiatives, including our Transform, Advance and Grow (“TAG”) operational and commercial excellence program, and our expectations or beliefs concerning future events. The statements in this presentation that are not historical statements, are forward- looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions. Our forward-looking statements are based on management’s expectations and beliefs as of the date of this presentation. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2025, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of additional steelmaking capacity expected to come online from a number of electric arc furnace projects in the U.S.; the impact of geopolitical conditions, including political turmoil and volatility, regional conflicts, terrorism and war on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG, environmental justice or regulatory initiatives; operating and startup risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global public health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers' abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks, including risks related to the unfavorable judgment against us in the Pacific Steel Group (“PSG”) litigation; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. This presentation includes illustrative financial information that gives effect to the consummation of the CP&P and Foley acquisitions. This information is presented for illustrative purposes only and is based on available information and certain assumptions and estimates that we believe are reasonable. The illustrative combined company financial information presented herein has not been prepared and presented in accordance with the requirements of Regulation S-X. The assumptions and estimates underlying the combined company financial information are inherently uncertain and are subject to a variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the illustrative financial information, including the risks and uncertainties described above. The illustrative combined company financial information may not necessarily reflect what our results of operations and financial position would have been had the transactions occurred during the periods discussed or what our results of operations and financial position will be in the future. The Company’s auditors have not audited, reviewed, compiled or performed any procedures with respect to the illustrative combined company financial information. Forward-Looking Statements

Key Takeaways From Today's Call


CMC

- Favorable market conditions across CMC's operational footprint; healthy demand and solid price momentum for steel long products in both North America and Europe
- Contributions from Transform, Advance, and Grow ("TAG") program expected to deliver above FY 2026 target of $150 million[1]; positive momentum across segments
- North America Steel Group Adjusted EBITDA was up 40.9% vs. prior year, but could have been even better considering widespread planned mill outages and adverse weather impacting current period results; the segment is well positioned to rebound strongly during the fourth quarter
- Precast results were impacted by lower volumes in certain markets; management actions and improved shipments have put financial performance back on track
- Deleveraging continues to run ahead of plan; CMC has nearly achieved its goal of 2.0x net leverage[3]

$173.0M	$193.0M	$353.6M	14.2%	2.1x
Q3 Net Earnings	Q3 Adjusted Earnings[2]	Q3 Core EBITDA[2]	Q3 Core EBITDA Margin[2]	Net Leverage Adj. for Acquisitions[2,3]
▲ *108.1% YoY*	▲ *142.4% YoY*	▲ *78.6% YoY*	▲ *440 basis points YoY*	▼ *0.2x vs. 2Q26*

[1] We have not reconciled the forward-looking estimates of TAG-related EBITDA benefits to comparable GAAP measures because applicable information for future periods, on which these reconciliations would be based, is not readily available due to uncertainty regarding, and the potential variability of metal margins, U.S. trade policy, cost levels of key production inputs, construction activity and related product demand, etc. Accordingly, reconciliations of the forward-looking estimates of TAG-related EBITDA benefits to net earnings are not available at this time without unreasonable effort. Benefit estimates are based on the value of changes to key margin, cost, or efficiency drivers achieved through the TAG program as compared to a baseline fiscal 2024 starting point. [2] Net leverage adjusted for acquisitions (illustrative), consolidated adjusted EBITDA, adjusted earnings, core EBITDA, and core EBITDA margin are non-GAAP financial measures. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. [3] Net leverage adjusted for acquisitions (illustrative) represents net debt divided by trailing 12-month adjusted EBITDA, as further adjusted to (a) eliminate actual results from the precast business since the respective acquisition dates and instead include $245 million of expected annualized EBITDA contribution from the precast business, based on the midpoint of the range presented on slide 7, and (b) eliminate the impact of approximately $36.5 million of acquisition and integration related costs. Net debt is a non-GAAP measure and is calculated as total long-term debt plus the current portion of long-term debt, less outstanding proceeds under the Poland accounts receivable facility, cash and cash equivalents

2

A Market Leader with a Winning Formula

CMC is on course for improved profitability. Starting from a position of competitive strength, we see durable structural tailwinds in our core North American construction markets and meaningful opportunities for margin growth.

Strong Competitive Position

- ✓ One of the leading domestic market positions in each of CMC's major product offerings[1]
  - Rebar
  - Fabricated Rebar
  - Merchant bar
  - Fence posts
  - Specialty reinforcing steel
  - Precast concrete
  - Geogrid
  - Anchor cages
  - Aggregate Piers
  - Recycled metals
- ✓ Density in high-growth Sunbelt region
  - ✓ Growth in total annual construction starts within Sunbelt states has outpaced the rest of the U.S. by 2.2 percentage points over the last 5 years[4]
  - ✓ Non-building and non-residential starts have grown 6.1 percentage points faster[4]
- ✓ Track record of strong financial stewardship; with clear path to deleveraging

Solid Momentum Supported by Exposure to Attractive End Markets

- ✓ Powerful, long-term structural demand trends
  - Infrastructure investment
  - Re-shoring of manufacturing
  - Energy generation and transmission
  - Addressing U.S. housing shortage
  - AI infrastructure
  - Positive demographics in Sunbelt
- ✓ Strong public infrastructure spending; >50%[2] of the Infrastructure Investment and Jobs Act ("IIJA") remaining to be spent
- ✓ Robust pipeline of construction projects with pent-up demand building
- ✓ Historically strong margins
- ✓ $150 billion[3] early-stage construction market to accommodate future growth aspirations

Game Changing Strategy to Create Value

- ✓ Focus on value generation for shareholders regardless of market environment
- ✓ Targeting permanent enhancements to financial profile, including:
  - ✓ Higher, more stable margins and earnings
  - ✓ Cash flows with reduced capital intensity
  - ✓ Higher ROICs
- ✓ Demonstrated capability with our TAG program, with more to come
- ✓ High return organic growth projects in pipeline
- ✓ Recent precast acquisitions provides growth that complements CMC's product offering and increases value add
- ✓ Balanced capital allocation framework

[1] Based on company estimates
[2] IIJA funding status as of February 2026 per U.S. Department of Transportation
[3] Company estimate based on revenue data from 2022 Economic Census for in-scope products and services
[4] Based on Dodge construction start data for 2021 to 2025

3

4 Low-single digit growth Supportive Outlook for Domestic Construction [1] Source: Based on YTD Dodge Starts data through May 2026 and management estimates [2] Combined for North America Steel Group and Construction Solutions Group segments Construction activity is healthy with several potential catalysts to support near- and long-term growth Infrastructure Non-residential Low-single digit growth Residential Low-single digit growthCY 2026 Outlook1 • Infrastructure activity remains structurally positive • Spending focused on electrical utility investments and grid upgrades • Steady highway construction activity within core CMC states • Build America 250 Act is positive, with room for improvement • Robust data center growth, particularly in Mid-Atlantic and Texas • Dodge Momentum Index signals resilient pipeline; up 34% y/y in May 20261 • Semiconductor investment, industrial reshoring, and energy build-out to drive multi-year pipeline of mega-projects • Warehouse construction showing signs of recovery • Interest-rate environment continues to weigh on residential activity across most markets • Multi-family much more resilient and outperforming single-family What We’re Seeing • Continued revitalization of U.S. infrastructure, including roads, bridges, and power grid • Unprecedented capital spend to strengthen supply chains and invest in next-generation technologies supporting AI and data center ecosystems • Persistent supply/demand imbalance supports long-term residential construction activity Structural Trends Unpinning Growth 35% to 40% 30% to 35% 20% to 25% % of construction related revenue2 % of construction related revenue2 % of construction related revenue2

5 (400,000) (200,000) - 200,000 400,000 600,000 800,000 1,000,000 Domestic Rebar Market Landscape Remains Favorable [1] Source: U.S. Department of Commerce and Steel Manufacturers Association Despite a recent uptick, import levels have trended lower, while, at the same time rebar demand has consistently increased … S h o rt T o n s Up 6% Rebar consumption continues to grow, driven by solid construction activity Down 13% Trade measures have reduced import levels; current energy cost environment should lead to further reduction $0 $200 $400 $600 $800 $1,000 $1,200 Change in Domestic Rebar Consumption and Import Levels1 Domestic Rebar Price Change in trailing 12-month totals since October 2024 FastMarkets domestic rebar benchmark price Up $236 / ton Strong price momentum on good market fundamentals and supportive trade policies … leading to a healthy price and margin environment

Construction Solutions is a Major EBITDA Contributor

CMC is building a unique portfolio of solutions to meet customer needs and address challenges across the early-stage construction landscape

TTM Results Before Precast Acquisitions	$155M adjusted EBITDA	19.9% EBITDA margin	15% of segment EBITDA[1]
Illustrative with Precast	$400M adjusted EBITDA[2]	26.6% EBITDA margin[2]	31% of segment EBITDA[2]

	 Precast	 Tensar	 Performance Reinforcing Steel	 CMC Construction Services	 CMC Impact Metals
Description	Manufactured concrete pipe and structures for job-site infrastructure	Soil stabilization for road, foundation, and other construction applications	Proprietary reinforcing steel products used in critical applications	Distribution operations servicing concrete contractors	Heat-treated performance steel products
Customer Solutions / Brands	FOLEY PRODUCTS (CMC PRECAST); CP&P (CMC PRECAST)	Tensar; GEOPIER®	GALVABAR®; CHROMX®; CRYOSTEEL®	Tilt-wall, formwork, safety gear, equipment rental; light rebar fabrication	TruSHIELD®; TruSTRENGTH®; TruWEAR®
Key Customer Groups	• Civil engineers • State DOTs • General contractors	• Civil engineers • State DOTs • General contractors	• State DOTs • General contractors • Distributors	• Concrete contractors and installers	• Defense OEM • Truck trailer OEM • Equipment OEM
Business Drivers	• Drive for labor and time savings • Improved quality and scheduling consistency vs. pour-in-place • General construction activity	• Increased market penetration • Infrastructure investment • Trend toward lower labor intensity and faster construction	• Coastal bridge and highway construction • Port construction and repairs • LNG investments	• Construction activity in the South-Central U.S., particularly Texas • Population growth in Texas	• Truck and trailer fleet expansion • Defense spending • Construction spending
CMC Competitive Advantage	➢ Leading product portfolio ➢ Longstanding reputation for quality ➢ Strong positions in attractive regional markets ➢ Scalable platform	➢ Innovation leader ➢ Strong value proposition on virtually every project ➢ Growing market penetration ➢ Scalable platform	➢ Proprietary solutions for critical applications ➢ Strong complement to standard rebar offerings ➢ Organically scalable platform	➢ Leader in most major Texas metro markets ➢ Strong customer loyalty ➢ Scalable business platform	➢ High reliability in the most critical applications ➢ Strong customer loyalty ➢ Proprietary processes

CMC

[1] Refers to CSG segment adjusted EBITDA divided by total segment adjusted EBITDA excluding impact of Corporate and Other, in each case for the 12 months ended November 30, 2025. This is a non-GAAP measure. See appendix for reconciliation; [2] Illustrative with precast uses figures for the 12 months ended November 30, 2025 referenced in footnote [1] above plus the midpoint of precast annualized EBITDA as presented on slide 7.

6

Precast Integration on Track, Delivering Growth & Profitability

Precast Overview

- *Strong Market Position*
- *Margin Accretive*
- *High-Growth Markets*
- *Reduced Capital Intensity*

Facilities	35
Volume	~1,750k tons[1]
Revenue	~$730 million[1]
EBITDA margin	~34%[1]



FOLEY PRODUCTS — CMC PRECAST

CP&P — CMC PRECAST

Expected Annualized Synergies by End of Year 3	Fiscal 2026 EBITDA Contribution	Incremental Annualized EBITDA
$30 to $40 million	$165 to $175 million[1]	$240 to $250 million[2]

Third Quarter Performance

- Contributed $52.9 million to Construction Solutions Group adjusted EBITDA during the quarter
  - Impacted by slower shipments in the Southeast and Western U.S.
  - Accretive to segment adjusted EBITDA margins by 440 basis points
- Fourth quarter results are expected to improve
  - Targeted commercial actions and improved weather conditions to support business performance
- Contract award levels have been solid in June with geographies that experienced Q3 volume softness seeing the most momentum
- Backlog volumes remain elevated, and average price in backlog at the end of Q3 increased compared to the year-ago period

Integration Highlights

- ✓ **Safety**: Strengthened safety programs through standardized training, expanded use of tools and protocols to reduce workplace risk
- ✓ **Ops**: Identified opportunities to optimize footprint, drive efficiencies, and are progressing with several initiatives
- ✓ **Commercial Initiatives**: Coordinating across network on bidding, project execution, and commercial excellence

CMC

[1] Excludes purchase accounting adjustments
[2] Approximates expected annual performance

7

8 Demand Factors Market Developments • Polish economic growth supportive of CY 2026 construction activity − Consensus GDP growth forecast calling for 3.5% growth in CY2026 • Accelerated EU Funding: Significant progress in the contracting of EU funds from the 2021 – 2027 budget − 63.6% of allocation contracted (PLN 202.5bn), signaling a move into active project execution − Positive investment dynamics with significant acceleration in capital deployed behind defense, AI & digital infrastructure, energy, and industrial expansion • Structural deficit of Polish housing underpins a constructive residential demand environment Supply Factors • Carbon Border Adjustment Mechanism took effect on January 1, 2026. Estimated potential to impact cost of some imported long products by over €50 per ton once fully realized − The total volume of long products imports to Poland in the most recent quarter from all countries decreased by 7.4% year-over-year • Enhanced Trade Protection (July 1, 2026): New EU measure replaces prior safeguards, reducing quotas by 47% (to 18.3M tons) and doubling out-of-quota duties to 50% − Legislation finalized; active negotiations underway to finalize country-specific product quotas Improving Fundamentals for Europe Steel Group Achieved 3-year high for Europe Steel Group Metal Margin in 3Q26

Supportive Trade Policy Environment

Rulings against Algeria, Bulgaria, Egypt, and Vietnam will apply total duties of 50% to 200% (countervailing PLUS antidumping)

Rebar Market Supply (CY[3] 2024)


U.S. Domestic Market Supply
% of Total
Imports into the U.S.[2]
% of Total
Imports 11%
Domestic Suppliers 89%
All Other ~25%
USMCA ~25%
Trade Case Nations[1] ~50%
U.S. Market Supply
U.S. Imports

Current Tariff Treatment

All Other:
- 50% tariffs on all imports; no exceptions
- Anti-dumping and countervailing duties, where applicable, are additive

USMCA:
- 50% tariffs on all imports; no exceptions
- Largest Mexican exporter to the U.S. is subject to additional 32% anti-dumping duty

Trade Case Nations:
- 50% tariffs on all imports; no exceptions
- Trade case filed with Department of Commerce in June 2025 against Algeria, Bulgaria, Egypt, and Vietnam

Rebar Trade Case

- Provides **durable protection** against unfairly traded rebar from four key exporters: Algeria, Bulgaria, Egypt, Vietnam
  - Initial **term of five years**, followed by sunset review that could add another five-year term
- Rulings (preliminary or final) have found exporters **guilty of violating trade rules**

	Margins		Import Volumes	
	Anti-dumping	Countervailing	CY 2024	5-Year Peak
Algeria*	**127%**	**73%**	100,908	485,805
Bulgaria	**53%**	**n/m**	105,241	105,241
Egypt	**34% to 53%**	**30%**	226,839	267,983
Vietnam	**122% to 131%**	**1%**	62,173	205,100

*Finalized

- U.S. Department of Commerce finalized anti-dumping and countervailing duties for Algeria
- Final determination for other countries are forthcoming

[1] Algeria, Bulgaria, Egypt, and Vietnam
[2] Data from International Trade Commission Dataweb service
[3] CY refers to calendar year

9

10 Q3 Consolidated Operating Results [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Core EBITDA, core EBITDA margin, core EBITDA per ton of finished steel shipped, and adjusted earnings are non-GAAP measures. For reconciliations of non- GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. Q3 ’25 Q2 ‘26 Q3 ‘26 YoY Growth QoQ Growth External Finished Steel Tons Shipped1 1,512 1,335 1,535 1.5% 15.0% Core EBITDA2 $198 $297 $354 78.6% 18.9% Core EBITDA per Ton of Finished Steel Shipped2 $131 $223 $230 75.6% 3.1% Core EBITDA Margin2 9.8% 14.0% 14.2% 440 bps 20 bps Adjusted Earnings2 $80 $130 $193 142.4% 48.3% Performance Summary Units in millions except per ton amounts and margin Core EBITDA Bridge2 – Q3 2025 to Q3 2026 $ Millions • All business segments experienced year-over-year growth • Inclusion of the precast acquisitions contributed $52.9m to Q3 2026 Core EBITDA • Non-operational items (pre-tax items) included amortization of acquired backlog of $19.8 million and $2.5 million to support integration activities Performance Drivers Q3 2026 vs Q3 2025 198 74 56 31 (13) 7 Q3 2025 NA Steel Group EBITDA Construction Solutions Group EBITDA Europe Steel Group EBITDA Corp & Eliminations Other Non-Op Items Q3 2026 0 50 100 150 200 250 300 350 400 354 Growth percentages are based on unrounded figures

11 Q3 North America Steel Group [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Downstream Product Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized during the prior quarter [3] Steel Products Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized • Increase in steel products margin over scrap cost3 ($111 per ton) on a y/y basis driven by strong pricing growth • Planned mill outages negatively impacted Adjusted EBITDA by ~$20 million • TAG related benefits contributed positively to the quarter • Downstream product margin2 over scrap cost increased by $35 per ton from a year ago. Downstream average selling price continues to recover following an extended period of contraction S P a n d D P M a rg in O ve r S c ra p A d ju s te d E B IT D A p e r to n Q3 ’25 Q2 ‘26 Q3 ‘26 YoY Growth QoQ Growth External Finished Steel Tons Shipped1 1,153 1,051 1,134 (1.7)% 8.0% Adjusted EBITDA $180 $270 $253 40.9% (6.0)% Adjusted EBITDA per Ton of Finished Steel Shipped $156 $257 $224 43.6% (12.8)% Adjusted EBITDA Margin 11.5% 16.8% 14.2% 270 bps (260) Bps Performance Summary Units in millions except per ton amounts and margin Key Margins $ / ton Performance Drivers Q3 2026 vs Q3 2025 156 207 257 257 224 874 854 922 924 909 499 568 621 623 610 0 50 100 150 200 250 300 0 100 200 300 400 500 600 700 800 900 1,000 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Product Margins Over Scrap2 Steel Product Margin Over Scrap3Growth percentages are based on unrounded figures

12 197 Q3 2025 Precast Tensar Construction Services Performance Reinforcing Steel Impact Metals Q3 2026 0 50 100 150 200 250 300 350 400 450 • The inclusion of CMC’s precast business contributed 4.4 percentage points of accretion during the quarter • Precast shipments experienced some third quarter weakness in select southeast markets in part driven by unfavorable weather conditions that led to delays • Tensar profitability accelerated both year over year and sequentially on strong demand conditions, driven by the value generation of our InterAx product serving mega projects, principally in the energy and data center verticals • Adjusted EBITDA performance for all other businesses within Construction Solutions Group was relatively stable Q3 Construction Solutions Group Net sales up 99.8% Performance Summary Units in 000’s except margin Q3 ’25 Q2 ‘26 Q3 ’26 YoY Growth QoQ Growth Net sales to external customers $197 $314 $395 99.8% 25.5% Adjusted EBITDA $41 $53 $97 138.1% 82.3% Adjusted EBITDA Margin 20.7% 17.0% 24.7% 400 bps 770 bps Drivers Performance Summary Units in millions except per ton amounts and margin Contribution to Net Sales Change – Q3 2025 to Q3 2026 Quarterly net sales figures in $ million, contribution to net sales changes provided in percentages Performance Drivers Q3 2026 vs Q3 2025 89.1% 8.9% 1.9% (1.1)% 1.1% 395 Growth percentages are based on unrounded figures

13 Q3 Europe Steel Group [1] External Finished Steel Tons Shipped equal to shipments of Steel Products; [2] Steel Products Margin Over Scrap equals Average Selling Price minus cost of ferrous scrap utilized; [3] Includes annual CO₂ credits associated with a government program extending to 2030, totaling $31.0 million in Q4’25, $15.6 million in Q1’26, and $20.4 million in Q3’26 Performance Summary Units in millions except per ton amounts and margin • Segment adjusted EBITDA benefited from a $20.4 million CO2 credit received in the third quarter • Metal margin was up $37 per ton from the prior year period • Shipment volumes increased 12% from the prior year period • CBAM in place and further enhanced trade protections set to take effect July 1 M a rg in O ve r S c ra p a n d A d ju s te d E B IT D A p e r to n Q3 ’25 Q2 ’26 Q3 ’26 YoY Growth QoQ Growth External Finished Steel Tons Shipped1 359 284 401 11.7% 41.2% Adjusted EBITDA $4 ($1) $35 864.8% n/a Adjusted EBITDA per Ton of Finished Steel Shipped $10 ($5) $86 763.1% n/a Adjusted EBITDA Margin 1.5% (0.7%) 11.9% 1040 bps 1260 bps Drivers Performance Summary Units in millions except per ton amounts and margin Key Margins $ / ton Performance Drivers Q3 2026 vs Q3 2025 293 317 306 316 330 10 105 30 (5) 86 -50 0 50 100 150 200 250 300 350 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Steel Products Margin Over Scrap Adjusted EBITDA per Ton 3 3 3 2

Successfully Deleveraging Supports Balance Sheet Strength

Net Leverage Adjusted for Acquisitions (illustrative)[1]

- The 2Q26 and 3Q26 figures are based on additional adjustments to the reported trailing 12-month adjusted EBITDA to fully reflect expected annualized contributions from the recently acquired precast business and eliminate the impact of acquisition, integration and financing related costs



3
2
1
2.5x
2.3x
2.1x
Targeting net leverage <2x by mid-2027
Post Precast Closing
2Q26
3Q26

Total liquidity >$1.7B

- ✓ Supports execution of strategic goals
- ✓ As of May 31, 2026, no balances outstanding under revolving credit facility; $33 million outstanding under Poland accounts receivable facility

No Near-term Maturities

- ✓ No maturities until 2030
- ✓ Long track record of strong financial stewardship

CMC

[1] Net leverage adjusted for acquisitions (illustrative) represents net debt divided by trailing 12-month adjusted EBITDA. With respect to figures presented for Post Precast Closing, 2Q26 and 3Q26, trailing 12-month adjusted EBITDA has been further adjusted to (a) eliminate actual results from the precast business since the respective acquisition dates and instead include $245 million of expected annualized EBITDA contribution from the precast business, based on the midpoint of the range presented on slide 7, and (b) eliminate the impact of $13.4 million,$20.6 million and $2.5 million of acquisition, integration and financing related costs incurred in 1Q26, 2Q26 and 3Q26, respectively. Net debt is a non-GAAP measure and is calculated as total long-term debt plus the current portion of long-term debt, less outstanding proceeds under the Poland accounts receivable facility, cash and cash equivalents

14

© CMC Appendix: Non-GAAP Financial Reconciliations

16 [1] See page 20 for definitions of non-GAAP measures Q3 FY26 Supplemental Slides June 25, 2026 Adjusted EBITDA, Core EBITDA and Core EBITDA margins

17 [1] See page 20 for definitions of non-GAAP measures Q3 FY26 Supplemental Slides June 25, 2026 Adjusted Earnings

18 Q3 FY26 Supplemental Slides June 25, 2026 Construction Solutions Group Adjusted Segment EBITDA % of Total Segment EBITDA

19 Net Leverage Adjusted for Acquisitions [1] For Post Precast Close, TTM CMC EBITDA (excluding PSG impact) represents the trailing 12-month adjusted EBITDA for Q1 FY2026. Debt and cash for Post Precast Close represents debt and cash as of December FY2026. For all periods presented, debt is defined as total long-term debt plus the current portion of long- term debt, less outstanding proceeds under the Poland accounts receivable facility. Cash is defined as cash and cash equivalents, and excludes restricted cash. [2] See page 20 for definitions of non-GAAP measures Q3 FY26 Supplemental Slides June 25, 2026

20 ADJUSTED EARNINGS Adjusted earnings is a non-GAAP financial measure that is equal to earnings (loss) before asset impairments and settlement for New Markets Tax Credit transactions, including the estimated income tax effects thereof. The adjustment “settlement for New Markets Tax Credit transaction” represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Adjusted earnings also excludes litigation expense, unrealized (gain) loss on undesignated commodity hedges and acquisition, integration and financing related costs, amortization of acquired contract backlog and purchase accounting effect on inventory. Adjusted earnings should not be considered as an alternative to net earnings (loss) or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings to evaluate our financial performance. Adjusted earnings may be inconsistent with similar measures presented by other companies. Adjusted earnings per diluted share (or adjusted EPS) is defined as adjusted earnings on a diluted per share basis. CORE EBITDA Core EBITDA is the sum of net earnings (loss) before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization, asset impairments, and unrealized (gain) loss on undesignated commodity hedges. Core EBITDA also excludes litigation expense, settlement for New Market Tax Credit transactions, non-cash stock-based compensation, loss on debt extinguishments, gains on sale of assets, acquisition settlements, and acquisition and integration related costs and purchase accounting effect on inventory. The adjustment “litigation expense” represents a provision recorded in the three months ended November 30, 2024 related to the judgment in the Pacific Steel Group litigation and, with respect to subsequent periods, interest expense on the judgment amount. The adjustment “settlement for New Markets Tax Credit transaction” represents the recognition of deferred revenue from 2016 and 2017 resulting from the Company’s participation in the New Markets Tax Credit program provided for in the Community Renewal Tax Relief Act of 2000 during the development of a micro mill, spooler and T-post shop located in eligible zones as determined by the Internal Revenue Service. Core EBITDA should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA may be inconsistent with similar measures presented by other companies. CONSOLIDATED ADJUSTED EBITDA Adjusted EBITDA is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company’s net earnings (loss) before interest expense, income taxes, depreciation and amortization expense, asset impairments, and unrealized (gain) loss on undesignated commodity hedges. Adjusted EBITDA should not be considered as an alternative to net earnings (loss), or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA to evaluate our financial performance. Adjusted EBITDA may be inconsistent with similar measures presented by other companies. NET DEBT Net debt is defined as total long-term debt plus the current portion of long-term debt, less outstanding proceeds under the Poland accounts receivable facility, cash and cash equivalents. NET LEVERAGE ADJUSTED FOR ACQUISITIONS Net leverage adjusted for acquisitions (illustrative) represents net debt divided by trailing 12-month adjusted EBITDA. With respect to figures presented for Post Precast Close, 2Q26 and 3Q26, trailing 12-month adjusted EBITDA has been further adjusted to (a) eliminate actual results from the precast business since the respective acquisition dates and instead include $245 million of expected annualized EBITDA contribution from the precast business, based on the midpoint of the range presented on slide 7, and (b) eliminate the impact of $13.4 million, $20.6 million and $2.5 million of acquisition, integration and financing related costs incurred in 1Q26, 2Q26 and 3Q26, respectively RETURN ON INVESTED CAPITAL Return on Invested Capital is defined as: 1) after-tax operating profit divided by 2) total assets less cash & cash equivalents less non-interest-bearing liabilities. For annual measures, trailing 5-quarter averages are used for balance sheet figures. During the fourth quarter of 2025, the Company modified its method of calculating adjusted EBITDA to exclude the impact of unrealized gains and losses from undesignated commodity derivatives. This change was primarily driven by heightened volatility in copper forward markets during 2025, which introduced significant non-cash fluctuations unrelated to core operations. By removing this volatility, the revised metric provides a more representative view of operating performance and cash-generating capability. Accordingly, the Company recast adjusted EBITDA, core EBITDA, core EBITDA margin, adjusted earnings and adjusted earnings per diluted share for all prior periods to conform to this presentation. Q3 FY26 Supplemental Slides June 25, 2026 Definitions for non-GAAP financial measures

CMC.COM